Exhibit 99.2
CRANE CO.
Income Statement Data
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012		2011
Net Sales:
Aerospace & Electronics	$178,591	$172,216	$525,127		$505,690
Engineered Materials	54,487	53,101	169,603		175,034
Merchandising Systems	97,577	98,815	277,741		287,703
Fluid Handling	302,318	299,118	903,617		845,929
Controls	24,713	23,838	73,192		66,209
Total Net Sales	$657,686	$647,088	$1,949,280		$1,880,565
Operating Profit (Loss) from Continuing Operations:
Aerospace & Electronics	$39,833	$35,640	$116,834		$106,839
Engineered Materials	7,226	5,919	21,178		25,192
Merchandising Systems	9,496	10,845	23,324		22,632
Fluid Handling	42,892	39,870	108,920		111,474
Controls	2,844	3,789	10,513		8,892
Corporate	(15,707)	(15,773)	(46,511)		(44,453)
Total Operating Profit from Continuing Operations	86,584	80,290	234,258		230,576

Interest Income	443	442	1,292		1,121
Interest Expense	(6,618)	(6,474)	(20,114)		(19,525)
Miscellaneous- Net	(6)	(73)	(704)		3262*
Income from Continuing Operations Before Income Taxes	80,403	74,185	214,732		215,434
Provision for Income Taxes	23,997	22,966	64,515		66,936
Income from Continuing Operations	56,406	51,219	150,217		148,498

Profit from Discontinued Operations attributable to common shareholders (a)	—	1,826	3,777	3,777	4,343
Gain from Sales of Discontinued Operations attributable to common shareholders (b)	1,385	—	29,445	29,445	—

Profit from Discontinued Operations attributable to common shareholders, net of tax (a)	—	1,187	2,456		2,823
Gain from Sales of Discontinued Operations attributable to common shareholders, net of tax (b)	900	—	19,176		—
Gain / Profit from Discontinued Operations, net of tax	900	1,187	21,632		2,823

Net income before allocation to noncontrolling interests	57,307	52,406	171,850		151,321

Less: Noncontrolling interest in subsidiaries' earnings	182	(134)	501		(123)

Net income attributable to common shareholders	$57,125	$52,540	$171,349	$151,444
Share Data:
Earnings per share from Continuing Operations	$0.97	$0.87	$2.56	$2.50
Earnings per share from Discontinued Operations	0.02	0.02	0.37	0.05
Earnings per Diluted Share	$0.99	$0.89	$2.93	$2.55

Average Diluted Shares Outstanding	57,873	59,058	58,435	59,330
Average Basic Shares Outstanding	57,123	58,048	57,565	58,202
Supplemental Data:
Cost of Sales	$424,954	$428,524	$1,290,671	$1,235,288
Selling, General & Administrative	133,089	138,274	408,250	414,701
Repositioning Charges	1,354	—	16,101	—
Depreciation and Amortization **	13,174	15,581	43,122	47,208
Stock-Based Compensation Expense	4,402	3,858	12,860	11,132

*	Primarily related to the sale of a building and the divestiture of a small product line in the three months ended March 31, 2011.

**	Amount included within cost of sales and selling, general & administrative costs.

(a) Amounts represent the operating profit, and after-tax profit, from the Houston Service Center and Azonix Corporation businesses divested in June 2012.
(b) Amounts represent the pre-tax and after-tax gains from the June 2012 sales of both the Houston Service Center and the Azonix Corporation.

CRANE CO.
Condensed Balance Sheets
(in thousands)

	September 30, 2012	December 31, 2011
ASSETS
Current Assets
Cash and Cash Equivalents	$280,536	$245,089
Accounts Receivable, net	403,688	349,250
Current Insurance Receivable - Asbestos	16,345	16,345
Inventories, net	366,845	360,689
Other Current Assets	65,063	60,859
Total Current Assets	1,132,477	1,032,232

Property, Plant and Equipment, net	271,384	284,146
Long-Term Insurance Receivable - Asbestos	199,264	208,952
Other Assets	456,934	497,377
Goodwill	812,453	820,824

Total Assets	$2,872,512	$2,843,531

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$1,114	$1,112
Accounts Payable	173,328	194,158
Current Asbestos Liability	100,943	100,943
Accrued Liabilities	217,261	226,717
Income Taxes	28,618	10,165
Total Current Liabilities	521,264	533,095

Long-Term Debt	399,048	398,914
Long-Term Deferred Tax Liability	42,545	41,668
Long-Term Asbestos Liability	722,962	792,701
Other Liabilities	253,941	255,097

Total Equity	932,752	822,056

Total Liabilities and Equity	$2,872,512	$2,843,531

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Operating Activities:
Net income attributable to common shareholders	$57,125	$52,540	$171,349	$151,444
Noncontrolling interest in subsidiaries’ earnings	182	(134)	501	(123)
Net income before allocations to noncontrolling interests	57,307	52,406	171,850	151,321
Gain on divestiture	(1,385)	—	(29,445)	(4,258)
Restructuring - Non Cash	16	—	2,777	—
Depreciation and amortization	13,174	15,581	43,122	47,208
Stock-based compensation expense	4,402	3,858	12,860	11,132
Defined benefit plans and postretirement expense	4,796	1,811	14,769	5,403
Deferred income taxes	8,674	8,219	24,417	21,739
Cash provided by (used for) operating working capital	11,292	8,479	(79,322)	(76,912)
Defined benefit plans and postretirement contributions	(1,642)	(6,696)	(4,463)	(17,054)
Environmental payments, net of reimbursements	(3,953)	(2,601)	(11,256)	(8,735)
Other	(8,696)	(7,654)	(6,005)	(5,617)
Subtotal	83,985	73,403	139,304	124,227
Asbestos related payments, net of insurance recoveries	(20,834)	(23,612)	(60,051)	(59,233)
Total provided by operating activities	63,151	49,791	79,253	64,994
Investing Activities:
Capital expenditures	(6,164)	(9,421)	(19,944)	(27,703)
Proceeds from disposition of capital assets	396	190	2,254	4,720
Payment for acquisition, net of cash acquired	—	(35,594)	—	(35,594)
Proceeds from divestiture	934	—	53,599	1,000
Total used for investing activities	(4,834)	(44,825)	35,909	(57,577)
Financing Activities:
Dividends paid	(15,923)	(15,098)	(45,998)	(41,957)
Reacquisition of shares on open market	(20,000)	—	(49,991)	(49,999)
Stock options exercised - net of shares reacquired	—	2,913	8,426	19,937
Excess tax benefit from stock-based compensation	(45)	347	3,233	5,706
Change in short-term debt	—	(806)	—	(1,336)
Total used for financing activities	(35,968)	(12,644)	(84,330)	(67,649)
Effect of exchange rate on cash and cash equivalents	5,888	(12,504)	4,615	(1,526)
Increase (decrease) in cash and cash equivalents	28,237	(20,182)	35,447	(61,758)
Cash and cash equivalents at beginning of period	252,299	231,365	245,089	272,941
Cash and cash equivalents at end of period	$280,536	$211,183	$280,536	$211,183

CRANE CO.
Order Backlog
(in thousands)

	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011
Aerospace & Electronics	423,282		437,822		410,794		409,284		431,799
Engineered Materials	13,884		11,129		11,110		9,879		13,087
Merchandising Systems	23,587		30,033		15,212		20,929		26,898
Fluid Handling	334,696	*	337,538	*	313,715	*	328,757	*	323,045
Controls	16,187		29,770	**	27,120	**	32,145	**	3,023	**
Total Backlog	811,636		846,292		777,951		800,994		825,152

*	Includes Order Backlog of $2.9 million at March 31, 2012, $1.9 million at December 31, 2011 and September 30, 2011 pertaining to a business divested in June 2012.

**	Includes Order Backlog of $11.3 million at March 31, 2012, $9.6 million at December 31, 2011 and $11.8 million at September 30, 2011 pertaining to a business divested in June 2012.

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended September 30,			Nine Months Ended Semptember 30,		Percent Change June 30, 2012	Percent Change June 30, 2012
	2012	2011		2012	2011	Three Months	Six Months
INCOME ITEMS
Net Sales	$645,981	$647,088		$1,949,280	$1,880,565	(0.2)%	3.7%
Operating Profit from Continuing Operations	69,377	78,851		147,674	150,287	(12.0)%	(1.7)%
Percentage of Sales	10.5%	12.5%		11.3%	12.2%
Special Items impacting Operating Profit from Continuing Operations:
Repositioning Charges (a)	1,354			16,101
Operating Profit from Continuing Operations before Special Items	$87,938	$80,290		$250,359	$230,576	9.5%	8.6%
Percentage of Sales	13.6%	12.4%		12.8%	12.3%
Net Income Attributable to Common Shareholders	$57,125	$52,540		$171,349	$151,444
Per Share	$0.99	$0.89		$2.93	$2.55	11.0%	14.9%
Special Items impacting Net Income Attributable to Common Shareholders:
Repositioning Charges - Net of Tax (a)	948			12,828
Per Share	$0.02			$0.22
Gain on Divestitures - Net of Tax (b)	(900)			(19,176)
Per Share	$(0.02)			$(0.33)
Net Income Attributable To Common Shareholders Before Special Items	$57,173	$52,540		$165,001	$151,444	8.8%	9.0%
Per Basic Share	$1.00	$0.91		$2.87	$2.60
Per Diluted Share	$0.99	$0.89	(c)	$2.82	$2.55	11.0%	10.6%

(a)
The Company incurred repositioning charges in the second quarter and third quarter of 2012, associated with productivity actions. The charges included severance and impairment costs related to the shutdown of certain facilities, the transfer of certain manufacturing operations, and staff reduction actions.

(b)
In June 2012, the Company divested of a business within the Fluid Handling segment (Houston Service Center) and a business within the Controls segment (Azonix Corporation). The associated gains were included in the “Gain from Sale of Discontinued Operations attributable to common shareholders, net of tax" section on the accompanying Income Statement Data. In September 2012, the Company recorded a favorable price adjustment associated with the Azonix Corporation divestiture.

(c)
For the three months ended September 30, 2011, the $0.89 of earnings per diluted share included $0.87 of earnings per diluted share from continuing operations and $0.02 of earnings per diluted share from discontinued operations. Therefore, the $0.99 of earnings per diluted shares before Special Items for the three months ended September 30, 2012 represents a 14% increase when compared to the $0.87 of earnings per diluted share from continuing operations for the three months ended September 30, 2011.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
CASH FLOW ITEMS
Cash Provided from Operating Activities
before Asbestos - Related Payments	$83,985	$73,403	$139,304	$124,227
Asbestos Related Payments, Net of Insurance Recoveries	(20,834)	(23,612)	(60,051)	(59,233)
Cash Provided from Operating Activities	63,151	49,791	79,253	64,994
Less: Capital Expenditures	(6,164)	(9,421)	(19,944)	(27,703)
Free Cash Flow	$56,987	$40,370	$59,309	$37,291

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.
In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.
Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in the context of the definitions of the elements of such measures we provide and in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.